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                                                                    EXHIBIT 23.1


CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-16971) pertaining to the 1996 Incentive Stock Plan of our report dated March 5, 1999, with respect to the consolidated financial statements and schedule included in this Annual Report (Form 10-K) of Karrington Health, Inc.




                                        /s/  Ernst & Young LLP

Columbus, Ohio
March 30, 1999